UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 18, 2021

CNL STRATEGIC CAPITAL, LLC

(Exact name of registrant as specified in its charter)

delaware	333-253295	32-0503849
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

Determination of Net Asset Value for Outstanding Shares for the month ended October 31, 2021

On November 18, 2021, the board of directors (the “Board”) of CNL Strategic Capital, LLC (the "Company") has determined the Company’s net asset value per share for each share class in a manner consistent with the Company’s valuation policy. This table provides the Company’s aggregate net asset value and net asset value per share for its Class FA, Class A, Class T, Class D, Class I, and Class S shares as of October 31, 2021:

Month Ended October 31, 2021	Class FA	Class A	Class T	Class D	Class I	Class S	Total
Net Asset Value	$148,366,529	$43,740,965	$48,126,673	$30,065,461	$151,043,035	$57,945,191	$479,287,854
Number of Outstanding Shares	4,560,900	1,416,359	1,571,059	992,419	4,830,865	1,770,386	15,141,988
Net Asset Value, Per Share	$32.53	$30.88	$30.63	$30.30	$31.27	$32.73
Net Asset Value, Per Share Prior Month	$32.44	$30.80	$30.65	$30.27	$31.18	$32.64
Increase/(Decrease) in Net Asset Value, Per Share from Prior Month	$0.09	$0.08	$(0.02)	$0.03	$0.09	$0.09

The increase in the Company’s net asset value per share for each applicable share class for the month ended October 31, 2021, was primarily driven by the increase in the fair value of five out of nine of the Company’s portfolio company investments. The fair value of two of the Company’s portfolio company investments decreased and two did not change. The decrease in net asset value per share for Class T shares was driven primarily by an increase in class specific expenses which were partially offset by a net increase in the fair value of the Company’s portfolio company investments.

Public Offering Price Adjustment

On November 18, 2021, the Board approved the new per share public offering price for each share class in the current public offering (the "Offering"). The new public offering prices will be effective as of November 26, 2021 and will be used for the Company’s next monthly closing for subscriptions on November 30, 2021. The purchase price for Class A, Class T, Class D, and Class I shares purchased under our distribution reinvestment plan will be equal to the net asset value per share as of October 31, 2021. The following table provides the new public offering prices and applicable upfront selling commissions and dealer manager fees for each share class available in the Offering:

	Class A	Class T	Class D	Class I
Public Offering Price, Per Share	$33.75	$32.16	$30.30	$31.27
Selling Commissions, Per Share	$2.03	$0.96
Dealer Manager Fees, Per Share	$0.84	$0.57

We have also posted this information on our website at www.cnlstrategiccapital.com. A subscriber may also obtain this information by calling us by telephone at (866) 650-0650.

Declaration of Distributions

On November 18, 2021, the Board declared cash distributions on the outstanding shares of all classes of our common shares based on a monthly record date, as set forth below:

Distribution	Distribution		Declared Distribution Per Share for Each Share Class
Record Date	Payment Date	Class FA	Class A	Class T	Class D	Class I	Class S
December 29, 2021	January 10, 2022	$0.104167	$0.104167	$0.083333	$0.093750	$0.104167	$0.104167

Return Information

The following table illustrates year-to-date (“YTD”), trailing 12 months (“1-Year Return”), 3-Year Return, 3-Year Average Annual Return (“AAR”), and cumulative total returns to November 30, 2021, with and without upfront sales load, as applicable:

	YTD Return(1)	1-Year Return(2)	3-Year Return(3)	3-Year AAR(3)	Cumulative Total Return(4)	Cumulative Return Period
Class FA (no sales load)	12.0%	15.5%	39.7%	13.2%	52.4%	February 7, 2018 – October 31, 2021
Class FA (with sales load)	4.7%	8.0%	30.7%	10.2%	42.5%	February 7, 2018 – October 31, 2021
Class A (no sales load)	11.1%	14.5%	34.6%	11.5%	45.3%	April 10, 2018 – October 31, 2021
Class A (with sales load)	1.7%	4.7%	23.1%	7.7%	33.0%	April 10, 2018 – October 31, 2021
Class I	11.3%	14.7%	35.7%	11.9%	46.8%	April 10, 2018 – October 31, 2021
Class T (no sales load)	9.8%	12.8%	29.5%	9.8%	37.9%	May 25, 2018 – October 31, 2021
Class T (with sales load)	4.6%	7.5%	23.4%	7.8%	31.4%	May 25, 2018 – October 31, 2021
Class D	10.7%	13.9%	31.2%	10.4%	37.8%	June 26, 2018 – October 31, 2021
Class S (no sales load)	12.4%	16.0%	N/A	N/A	26.8%	March 31, 2020 – October 31, 2021
Class S (with sales load)	8.5%	12.0%	N/A	N/A	22.4%	March 31, 2020 – October 31, 2021

(1) For the period from January 1, 2021 through October 31, 2021.

(2) For the period from November 1, 2020 through October 31, 2021.

(3) For the period from November 1, 2018 through October 31, 2021. The AAR adds the annual return for each of the last three years together and divides the sum by three.

(4) For the period from the date the first share was issued for each respective share class through October 31, 2021.

Total return is calculated for each share class as the change in the net asset value for such share class during the period and assuming all distributions are reinvested. Amounts are not annualized. The Company’s performance changes over time and currently may be different than that shown above. Past performance is no guarantee of future results. For details regarding applicable sales load, please see the “Plan of Distribution" section in the Company’s Prospectus. Class I and D have no upfront sales load.

For the year to date period ended October 31, 2021, sources of declared distributions on a GAAP basis were as follows:

	Ten Months Ended October 31, 2021
	Amount	% of Total Distributions Declared
Net investment income[1]	$6,956,821	56.2%
Distributions in excess of net investment income[2]	5,431,624	43.8%
Total distributions declared	$12,388,445	100.0%

Cash distributions net of distributions reinvested during the periods presented were funded from the following sources:

	Ten Months Ended October 31, 2021
	Amount	% of Cash Distributions Net of Distributions Reinvested
Net investment income before expense support (reimbursement)	$7,602,035	85.0%
Expense support (reimbursement)	(645,214)	(7.2)
Net investment income	6,956,821	77.8%
Cash distributions net of distributions reinvested in excess of net investment income[2]	1,988,999	22.2%
Cash distributions net of distributions reinvested[3]	$8,945,820	100.0%

[1]	Net investment income includes expense support reimbursement, net due to the Manager and Sub-Manager of $645,214 for the ten months ended October 31, 2021.
[2]	Consists of distributions made from offering proceeds for the periods presented.
[3]	For the ten months ended October 31, 2021, excludes $3,442,625 of distributions reinvested pursuant to our distribution reinvestment plan.

For the years ended December 31, 2020, 2019 and 2018, distributions were paid from multiple sources and these sources included net investment income before expense support of 42.3%, 61.7% and 85.2%, reimbursable expense support of 33.2%, 23.5% and 11.1%, and offering proceeds of 24.5%, 14.8% and 3.7%, respectively. For additional information regarding sources of distributions, please see the annual and quarterly reports the Company files with the Securities and Exchange Commission. The Company may be required to repay expense support to the Manager and Sub-Manager in future periods which may reduce future income available for distributions. As of the date of this current report, management believes that reimbursement of expense support is not probable under the terms of the Expense Support and Conditional Reimbursement Agreement.  For additional information regarding sources of distributions, please see the annual and quarterly reports the Company files with the Securities and Exchange Commission. The Company may be required to repay expense support to the Manager and Sub-Manager in future periods which may reduce future income available for distributions. As of the date of this current report, management believes that reimbursement of expense support is not probable under the terms of the Expense Support and Conditional Reimbursement Agreement.

We have also posted this information on our website at www.cnlstrategiccapital.com. A subscriber may also obtain this information by calling us by telephone at (866) 650-0650. The calculation of the Company’s net asset value is a calculation of fair value of the Company’s assets less the Company’s outstanding liabilities. For a discussion of how the fair values of the Company’s investments have been impacted by the COVID-19 pandemic, please see Note 4. “Fair Value of Financial Instruments” in Item 1. “Financial Statements” in Part I of the Company’s quarterly report on Form 10-Q for the three months ended September 30, 2021. Please also see “Risk Factors—Risks Related to Our Business—The outbreak of highly infectious or contagious diseases, including the current outbreak of the novel coronavirus (“COVID-19”), could materially and adversely impact our business, our operating businesses, our financial condition, results of operations and cash flows. Further, the spread of COVID-19 pandemic has caused severe disruptions in the U.S. and global economy and financial markets and could potentially create widespread business continuity issues of an as yet unknown magnitude and duration.”

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the items described herein, are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on the beliefs and assumptions of the Company’s management and on the information currently available to management at the time of such statements. Forward-looking statements generally can be identified by the words “believes,” “expects,” “intends,” “plans,” “estimates” or similar expressions that indicate future events. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company’s control. Any forward-looking statement made by us in this Current Report is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Important risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements include the risks associated with the Company’s ability to pay distributions and the sources of such distribution payments, the Company’s ability to locate and make suitable investments, the ongoing and potential impact of the ongoing COVID-19 pandemic on the economy and the broader financial markets, which may have a significant negative impact on the Company’s (and its businesses) financial condition, results of operations, cash flows and net asset value per share and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the other documents filed by the Company with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2021		CNL Strategic Capital, LLC a Delaware limited liability company

	By:	/s/ Chirag J. Bhavsar
Chirag J. Bhavsar
Chief Executive Officer